SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 15, 2007
Date of Report (Date of earliest event reported)

PUDA COAL, INC.
(Exact name of registrant as specified in its charter)

Florida	333-85306	65-1129912
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
(Exact name of registrant as specified in its charter)

426 Xuefu Street, Taiyuan, Shanxi Province	030006
The People’s Republic of China, (Address of principal executive offices)	(Zip Code)

011-86-351-2281300
registrant’s Telephone Number, Including Area Code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On February 15, 2007, Puda Coal, Inc. (the “Company”) issued a press release reporting certain financial and other information for the quarter and fiscal year ended December 31, 2006. A copy of the Company’s press release dated February 15, 2007, is attached as Exhibit 99.1 and is incorporated by reference into this Item 2.02.

The information in this Item 2.02, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liability of that Section, nor shall such information be deemed to be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933 or the Exchange Act, except as otherwise stated in that filing.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description

99.1	Press Release of Puda Coal, Inc. dated February 15, 2007

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PUDA COAL, INC.
Date: February 15, 2007
/s/ Tian Wenwei
Name: Wenwei Tian
Title: Chief Operating Officer